UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                October 18, 2006
                        ---------------------------------
                                 Date of Report
                        (Date of earliest event reported)


                           Access National Corporation
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             (Exact name of registrant as specified in its charter)



         Virginia                     000-49929                  82-0545425
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(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)



           1800 Robert Fulton Drive, Suite 300, Reston, Virginia 20191
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (703) 871-2100
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              (Registrant's telephone number, including area code)


                                      n/a
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events.

On October 18, 2006, Access National Corporation (the "Company"), holding company for Access National Bank, issued a press release regarding its plans to open two new banking centers in Leesburg, Virginia and Manassas, Virginia. A copy of the press release is attached hereto as Exhibit 99.1.


Item 9.01       Financial Statements and Exhibits.

(a) - Not applicable.

(b) - Not applicable.

(c) - Not applicable.

(d)   Exhibits.

      Exhibit 99.1 Press Release, dated October 18, 2006, regarding plans to open two new banking centers.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ACCESS NATIONAL CORPORATION
                                             (Registrant)


Date: October 18, 2006                By: /s/ Michael W. Clarke
                                          --------------------------------------

                                      Name:  Michael W. Clarke
                                      Title: President & Chief Executive Officer